Exhibit 10.42

EXECUTION VERSION

FIRST AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT

This First Amendment, dated as of December 20, 2016 (the “First Amendment”), to the Working Capital Facility Agreement, dated as of December 14, 2016 (as amended, amended and restated, modified or supplemented from time to time, the “Working Capital Facility Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Borrower”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors”), with The Bank of Nova Scotia, as Working Capital Facility Agent, the Working Capital Lenders party thereto, the Issuing Banks party thereto and Mizuho Bank, Ltd., as Swing Line Lender. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Working Capital Facility Agreement.

WHEREAS, the Borrower has requested that Working Capital Facility Agent agree on behalf of each Working Capital Lender, each Issuing Bank and the Swing Line Lender to amend the Working Capital Facility Agreement as set forth in this First Amendment; and

WHEREAS, by its signature below, each Working Capital Lender, each Issuing Bank and the Swing Line Lender has instructed the Working Capital Facility Agent to amend the Working Capital Facility Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendment to Working Capital Facility Agreement. The Borrower, the Guarantors and the Working Capital Facility Agent each agree that the Working Capital Facility Agreement is amended by replacing the definition of “Base Rate” in Exhibit A (Definitions) in its entirety with the following:

“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate plus 0.50%, (b) the prime rate published in The Wall Street Journal for such day; provided that if The Wall Street Journal ceases to publish for any reason such rate of interest, “Base Rate” shall mean the prime lending rate as set forth on the Bloomberg page PRIMBB Index (or successor page) for such day (or such other service as determined by the Working Capital Facility Agent from time to time for purposes of providing quotations of prime lending interest rates) and (c) the LIBOR for an interest period of one month plus 0.50%; provided that for purposes of this Agreement, if the Base Rate for any interest period is less than zero percent (0%), it shall be deemed zero percent (0%) for such interest period.

Section 2. Representations, Events of Default. The undersigned signatory of the Borrower and each Guarantor hereby certifies that she is an Authorized Officer of the Borrower and such Guarantor and, solely in such capacity and not in her personal capacity, hereby certifies to the Working Capital Facility Agent, each Working Capital Lender, each Issuing Bank and the Swing Line Lender, as of the date of this First Amendment, the following:

(a)	Each of the representations and warranties set forth in Section 6.02 (Repeated Representations and Warranties of the Loan Parties) of the Working Capital Facility Agreement is true and correct in all material respects except for those representations and warranties that are qualified by materiality, which are true and correct in all respects, as to such Loan Party, on and as of the date of the date of this First Agreement (or, if stated to have been made solely as of an earlier date, as of such earlier date); and

(b)	No Unmatured Working Capital Facility Event of Default, Working Capital Facility Event of Default or Working Capital Facility Declared Default has occurred and is Continuing.

Section 3. Effectiveness. This First Amendment shall be effective upon (x) the receipt by the Working Capital Facility Agent of executed counterparts of this First Amendment by the Borrower and each Guarantor and (y) the execution of this First Amendment by the Working Capital Facility Agent (with the consent of each Working Capital Lender, each Issuing Bank and the Swing Line Lender).

Section 4. Finance Document. This First Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement, dated as of May 13, 2015, by and among the Borrower, Guarantors, Société Générale as the Term Loan Facility Agent, each other Facility Agent on behalf of its respective Facility Lenders, and Société Générale as the Intercreditor Agent.

Section 5. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 6. Headings. All headings in this First Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit. This First Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 8. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

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Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Working Capital Facility Agreement and each other Finance Document shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this First Amendment to the Working Capital Facility Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI HOLDINGS, LLC, as the Borrower

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION, LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Working Capital Facility Agreement to be duly executed and delivered as of the day and year first above written.

THE BANK OF NOVA SCOTIA, as Working Capital Facility Agent, Working Capital Lender and Issuing Bank

By: /s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Working Capital Facility Agreement to be duly executed and delivered as of the day and year first above written.

MIZUHO BANK, LTD., as Working Capital Lender and Swing Line Lender

By: /s/ Junji Hasegawa
Name: Junji Hasegawa
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Working Capital Facility Agreement to be duly executed and delivered as of the day and year first above written.

SUMITOMO MITSUI BANKING CORPORATION, as Working Capital Lender and Issuing Bank

By: /s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Working Capital Facility Agreement to be duly executed and delivered as of the day and year first above written.

ING CAPITAL LLC, as Working Capital Lender

By:	/s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Working Capital Facility Agreement to be duly executed and delivered as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION, as Working Capital Lender

By:	/s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT